UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Two Harbors Investment Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2016 ANNUAL MEETING AND PROXY STATEMENT March 31, 2016 | NYSE: TWO

March 31, 2016

Dear Fellow Stockholders:

On behalf of the Board of Directors of Two Harbors Investment Corp., it is my pleasure to invite you to the 2016 Annual Meeting of Stockholders, which will be held at LaPlaya Beach & Golf Resort, 9891 Gulf Shore Drive, Naples, Florida 34108, on Thursday, May 19, 2016, at 9:00 a.m. Eastern Daylight Time.

We appreciate your support and the confidence demonstrated by your investment in Two Harbors. 2015 was a significant year with respect to the continued operational growth of our business. We achieved many key milestones relating to our mortgage loan conduit, mortgage servicing rights and commercial real estate initiatives, including significantly reallocating capital to these three asset classes. In 2016, we remain committed to minimizing volatility while taking advantage of the attractive investment opportunities that are currently available.

It is important that your shares be represented at our Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice of Internet Availability of Proxy Materials you receive for our Annual Meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the business to be conducted at the Annual Meeting and details regarding admission to the Annual Meeting. Consistent with prior years, we will be using the “Notice and Access” method of furnishing proxy materials to you over the Internet. We believe that this process will provide you with a convenient and quick way to access our proxy materials and vote your shares, while allowing us to reduce the environmental impact of our Annual Meeting and the costs of printing and distributing the proxy materials. On or about March 31, 2016, we will begin mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding access to our proxy materials and voting information.

We look forward to speaking with you at our Annual Meeting in May. As always, please let us know if you have any questions.

Sincerely,

Thomas E. Siering

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, May 19, 2016

Time:	9:00 a.m. Eastern Daylight Time

Location:	LaPlaya Beach & Golf Resort, 9891 Gulf Shore Drive, Naples, Florida 34108

Agenda:

(1)   To elect as directors the nine nominees named in the accompanying proxy statement, each to serve until our next annual meeting of stockholders and until his or her successor is elected and qualified;

(2) To hold an advisory vote relating to the compensation of our executive officers;

(3) To ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

(4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:	You may vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 24, 2016.

Proxy Materials:

On or about March 31, 2016, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which contains information regarding access to our proxy materials and voting information. Our Proxy Statement and 2015 Annual Report are available at www.proxyvote.com. Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by proxy to ensure they are represented at the Annual Meeting.

Admission Policy:

Only stockholders who own shares of our common stock as of the record date may attend the Annual Meeting. We encourage you to register to attend in advance of the Annual Meeting by contacting our Investor Relations department by phone at (612) 629-2500 or by email at investors@twoharborsinvestment.com. Attendance at the Annual Meeting will be limited to stockholders presenting valid government-issued photo identification and proof of stock ownership as of the record date. See the section of the Proxy Statement titled “How can I attend the Annual Meeting” for further information.

BY ORDER OF THE BOARD OF DIRECTORS, Rebecca B. Sandberg General Counsel and Secretary March 31, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2016:

Our Proxy Statement and 2015 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, are available at www.proxyvote.com.

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Stockholder Proposals and Director Nominations for 2017 Annual Meeting	44

Annual Report	44

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590 Madison Avenue, 36th Floor New York, New York 10022

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 19, 2016

9:00 a.m. Eastern Daylight Time

The Board of Directors of Two Harbors Investment Corp., a Maryland corporation, is using this proxy statement to solicit your proxy for use at our Annual Meeting of Stockholders to be held on Thursday, May 19, 2016, at 9:00 a.m. Eastern Daylight Time, and any adjournment or postponement of the meeting (the “Annual Meeting”). Please note that references in this proxy statement to “Two Harbors,” “company,” “we,” “us,” “our” and similar terms refer to Two Harbors Investment Corp.

GENERAL INFORMATION ABOUT THE 2016 ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 19, 2016

This proxy statement and our 2015 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, are available at www.proxyvote.com.

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (“SEC”) we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice of Availability”) to our stockholders of record as of the close of business on March 24, 2016. All stockholders will be able to access our proxy materials on the website referred to in the Notice of Availability (www.proxyvote.com) or request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice of Availability.

We anticipate that the Notice of Availability will be mailed to shareholders beginning on or about March 31, 2016.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following matters:

(1)   To elect as directors the nine individuals named in this proxy statement, each to serve until our next annual meeting of stockholders and until his or her successor is elected and qualified;

(2)   To hold an advisory vote relating to the compensation of our executive officers;

(3)   To approve the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

(4)   To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

We currently are not aware of any business to be acted upon at the Annual Meeting other than as described in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your shares or act on those matters according to their best judgment.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has set March 24, 2016, as the record date for the Annual Meeting. This means that our stockholders as of the close of business on that date are entitled to receive notice of and vote at the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 347,559,988 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

A list of stockholders as of the record date will be available at our principal executive office, during normal business hours of the ten days preceding the Annual Meeting, for examination by any registered stockholder as of the record date for any purpose pertaining to the Annual Meeting. Our principal executive office is located at 590 Madison Avenue, 36th Floor, New York, New York 10022. This list will also be available to stockholders of record for such purposes at the Annual Meeting.

What are my voting rights?

You are entitled to one vote for each share of our common stock held by you on the record date on all matters presented at the Annual Meeting or any adjournment or postponement thereof. There is no cumulative voting.

How many shares must be present to hold the Annual Meeting?

The presence, in person or represented by proxy, of the holders of shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Your shares will be counted toward the quorum if you submit a proxy or vote at the Annual Meeting. Shares represented by proxies marked “abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What is a proxy?

A proxy is your designation of another person to vote shares of our common stock that you own. The person you designate is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you may also direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers have been designated as proxies for our Annual Meeting. These executive officers are Thomas E. Siering, our Chief Executive Officer, and Rebecca B. Sandberg, our General Counsel and Secretary.

What is a proxy statement?

A proxy statement is a document that SEC regulations require us to make available to you by Internet or, if you request, by mail when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by regulations of the SEC and rules of the New York Stock Exchange (“NYSE”).

Why did I receive a Notice of Availability instead of a full set of proxy materials?

As permitted by SEC rules, we have elected to provide access to our proxy materials over the Internet, which reduces the environmental impact and costs of our Annual Meeting. Accordingly, we mailed a Notice of Availability to our stockholders of record and beneficial owners who have not previously requested a printed set of proxy materials. The Notice of Availability contains instructions on how to access our proxy materials and vote online as well as instructions on how to request a printed set of proxy materials.

Why did I receive more than one Notice of Availability or printed set of proxy materials?

If you receive more than one Notice of Availability or printed set of proxy materials, it likely means that you hold shares of our common stock in more than one account. To ensure that all of your shares are voted, you should vote once for each control number you receive, as described below under “How can I vote prior to the Annual Meeting?”

How can I obtain a paper copy or an electronic copy of the proxy materials?

To obtain a paper copy or an electronic copy of the proxy materials, you will need your control number, which was provided to you in the Notice of Availability or the proxy card included with your printed set of proxy materials. Once you have your control number, you may request a paper copy or an electronic copy of our proxy materials using any of the following methods: (i) visit www.proxyvote.com and enter your control number when prompted; (ii) call 1-800-579-1639 and enter your control number when prompted; or (iii) send an email requesting electronic delivery of the materials to sendmaterial@proxyvote.com.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee on how to vote the shares that you beneficially own and you are also invited to attend our Annual Meeting. However, beneficial owners generally cannot vote their shares directly because they are not the stockholder of record and must instead instruct the broker, bank, trustee or other nominee how to vote their shares using the method described below under “How can I vote prior to the Annual Meeting?”

How can I vote prior to the Annual Meeting?

Stockholders of Record. If you are a stockholder of record, you may vote your shares or submit a proxy to be voted at the Annual Meeting by one of the following methods:

Vote by Internet

You may authorize your proxy online via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice of Availability or proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time, on May 18, 2016. To vote by Internet, you will need to use the control number listed on your Notice of Availability or proxy card, which was provided to you by our vote tabulator, Broadridge Financial Solutions, Inc.; then follow the additional steps when prompted. These steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Telephone

You may authorize your proxy by touch-tone telephone by calling 1-800-690-6903. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time, on May 18, 2016. To vote by telephone, you will need to use the control number listed on the Notice of Availability or proxy card, which was provided to you by our vote tabulator, Broadridge Financial Solutions, Inc.; then follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Mail

If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name.” If you hold your shares in street name, you must vote your shares in the manner prescribed by your broker, bank, trustee or other nominee, which is similar to the voting procedures for stockholders of record. Other than ratifying the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016, the rules do not permit your broker, bank, trustee or other nominee to vote your shares of stock on any proposal unless you provide them with instructions on how to vote your shares of common stock. You should instruct your broker, bank, trustee or other nominee how to vote your shares of stock by following the directions provided by such party. However, if you request the proxy materials by mail after receiving a Notice of Availability from your broker, bank, trustee or other nominee, you will receive a voting instruction form (not a proxy card) to use in directing such party how to vote your shares.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, we recommend that you submit your proxy as described above so your vote will be counted if you later decide not to attend. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

If you are a beneficial owner, you may vote your shares in person at the Annual Meeting only if you obtain and bring to the Annual Meeting a signed letter or other form of proxy from your broker, bank, trustee or other nominee giving you the right to vote the shares at the Annual Meeting.

How does the Board recommend that I vote my shares, and what vote is required for approval of each Proposal at the Annual Meeting?

Proposal	Board Recommendation	Available Voting Options	Voting Approval Standard	Effect of an Abstention	Effect of a Broker Non- Vote
1. Election of nine directors	FOR each of the nine nominees	FOR; AGAINST; or ABSTAIN, with respect to each nominee	A nominee who receives a majority of all votes cast “for” such nominee is elected as a director	No Effect	No Effect
2. Advisory vote relating to executive compensation	FOR	FOR; AGAINST; or ABSTAIN	Majority of all votes cast “for” the proposal	No Effect	No Effect
3. Ratification of Ernst & Young as our independent registered public accounting firm	FOR	FOR; AGAINST; or ABSTAIN	Majority of all votes cast “for” the proposal	No Effect	Not Applicable

If I submit my proxy, how will my shares be voted?

How do you Hold your Shares?	How Your Shares will be Voted if You Specify How to Vote:	How Your Shares will be Voted if You Do Not Specify How to Vote:
Stockholder of Record (your shares are registered in your name)	The named proxies will vote your shares as you direct on the proxy card.	The named proxies will vote as recommended by the Board of Directors. In the case of Proposals 1, 2 and 3, that means your shares will be voted FOR all proposals.
Beneficial Owner (your shares are held in “street name”)	Your bank or broker will vote your shares as you direct them to.

Your bank or broker may use its discretion to vote only on items deemed by the NYSE to be “routine”, such as Proposal 3 - Ratification of Auditors. For non-routine items, such as Proposal 1 – Election of Directors, and Proposal 2 – Advisory Vote on Executive Compensation, your shares will be considered “uninstructed” and result in a broker non-vote.

Your vote is important. We urge you to vote, or to instruct your broker, bank, trustee or other nominee how to vote, on all matters before the Annual Meeting. For more information regarding the effect of broker non-votes on the outcome of the vote, please see “What is an abstention or a broker non-vote?” and “How does the Board recommend that I vote my shares, and what vote is required for approval of each Proposal at the Annual Meeting?”

What is an abstention or a broker non-vote?

An abstention occurs when a stockholder of record abstains from voting or does not vote on a proposal. A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is one other than ratification of the appointment of our independent public accounting firm. For more information regarding discretionary voting, please see “If I submit my proxy, how will my shares be voted?”

For purposes of approving Proposals 1, 2, and 3, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote on such proposals, although they will be considered present for the purpose of determining the presence of a quorum.

Can I change my vote after submitting my proxy?

You may change your vote at any time before the proxy is exercised. For stockholders of record, if you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting in person by ballot at the Annual Meeting or by giving written notice of such revocation to the Secretary. If you voted by Internet or telephone, you may also change your vote with a timely and valid later-dated Internet or telephone vote, as the case may be, or by voting in person by ballot at the Annual Meeting. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless (i) you give proper written notice of revocation to the Secretary before the proxy is exercised; or (ii) you vote by ballot in person at the Annual Meeting.

Notices of revocation of proxies should be sent to Two Harbors Investment Corp., Attention: Rebecca B. Sandberg, General Counsel and Secretary, 590 Madison Avenue, 36th Floor, New York, New York 10022.

Who will count the votes?

Broadridge Financial Solutions, Inc., our independent proxy tabulator, will count the votes and will act as our inspector of election for the Annual Meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be held on Thursday, May 19, 2016, at LaPlaya Beach & Golf Resort, 9891 Gulf Shore Drive, Naples, Florida 34108. Only stockholders who own shares of our common stock as of the record date, March 24, 2016, may attend the Annual Meeting. We encourage you to register to attend in advance of the Annual Meeting by contacting our Investor Relations department by phone at (612) 629-2500 or by emailing investors@twoharborsinvestment.com. Attendance at the Annual Meeting will be limited to persons presenting valid government-issued photo identification and proof of stock ownership as of the record date, March 24, 2016. No cameras, recording devices or large packages will be permitted in the meeting room. For information to help determine whether you are a stockholder of record or a beneficial owner, please see “What is the difference between a stockholder of record and a beneficial owner?”

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you will need to present the following to gain admission to the Annual Meeting:

•                  valid government-issued photo identification; and

•                  proof of ownership as of the record date, which may include a copy of your account statement from our transfer agent or a copy of your stock certificate.

Beneficial Owners. If you are a beneficial owner of shares held in street name by a broker, bank, trustee or other nominee, you will need to present the following to gain admission to the Annual Meeting:

•                  valid government-issued photo identification; and

•                  proof of share ownership as of the record date, by providing a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares.

What is householding?

We may send a single Notice of Availability, as well as other stockholder communications, to any household at which two or more stockholders reside unless we receive other instruction from you. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs, and conserve natural resources. If your Notice of Availability is being householded and you wish to receive multiple copies of the Notice of Availability, or if you are receiving multiple copies and would like to receive a single copy, you may contact:

Broadridge Financial Solutions, Inc.

Householding Department

51 Mercedes Way

Edgewood, New York 11717

1-800-542-1061

If you participate in householding and would like to receive a separate copy of our 2015 Annual Report, Notice of Availability or proxy statement, please contact Broadridge in the manner described in above. Broadridge will deliver the requested documents to you promptly upon receipt of your request.

Who pays for the cost of proxy preparation and solicitation?

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our common stock. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors and officers may solicit proxies by telephone, electronic transmission and personally. Our directors and officers will not receive any special compensation for such services. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, for an estimated fee of $8,500, plus out of pocket expenses, to assist us in soliciting proxies.

Who can help answer my questions?

If you have any questions or need assistance voting your shares or if you need additional copies of this proxy statement or the enclosed proxy card, please contact our Investor Relations department at our principal executive office:

Two Harbors Investment Corp.

590 Madison Avenue, 36th Floor

New York, New York 10022

Phone (612) 629-2500

Facsimile: (612) 629-2501

Email: investors@twoharborsinvestment.com

Attention: Investor Relations

PROPOSAL 1: ELECTION OF DIRECTORS

Board Composition

Pursuant to our Bylaws, our directors are elected by stockholders each year at our annual meeting to serve terms expiring at the next annual meeting. Our Bylaws provide that our Board of Directors may be comprised of no less than the number of directors required by the Maryland General Corporation Law and no more than 15, with the precise number to be set by our Board of Directors. The Board of Directors has set the size of our Board at nine, and our Board of Directors is currently comprised of nine directors.

Director Nominations

Action will be taken at the Annual Meeting for the election of nine directors, each to hold office until our annual meeting of stockholders to be held in 2017 or until his or her successor is duly elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Information concerning each of the nine director nominees standing for election to our Board of Directors at the Annual Meeting is set forth below. Each of the nominees has been recommended for nomination by the Nominating and Corporate Governance Committee and nominated by our Board of Directors. It is expected that each of the director nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees.

We believe that each of the director nominees displays personal and professional integrity; satisfactory levels of education and/or business experience; business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its Committees; a fit of skills and personality with those of our other directors that helps build a board that is effective and responsive to the needs of our company; strategic thinking and a willingness to express ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of our stockholders. The information presented below regarding each director nominee also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that he or she should be nominated to stand for election to serve as a director.

Director Nominees

E. Spencer Abraham
Director since: 2014 Age: 63 Board Committees: Compensation (Chair), Nominating and Corporate Governance

Background: E. Spencer Abraham is an independent member of our Board of Directors and has served as a director of our company since May 2014. Since 2011, Secretary Abraham has served as the Chairman and Chief Executive Officer of The Abraham Group LLC, an international strategic consulting firm based in Washington, D.C. He represented the State of Michigan in the United States Senate prior to President George W. Bush selecting him as the tenth Secretary of Energy. During his tenure at the Energy Department from 2001 through January 2005, he developed policies and regulations to ensure the nation’s energy security, was responsible for the U.S. Strategic Petroleum Reserve, oversaw domestic oil and gas development policy, and developed relationships with international governments, including members of the

Organization of the Petroleum Exporting Countries. Secretary Abraham serves as a director of Occidental Petroleum Corporation (NYSE: OXY), where he is a member of its management success and talent development, corporate governance, nominating and social responsibility, environmental, health and safety, and executive compensation committees; PBF Energy Inc. (NYSE: PBF), where he is a member of its compensation and nominating and corporate governance committees; Uranium Energy Corp. (NYSE: UEC), where he is executive chairman of the board; and NRG Energy, Inc. (NYSE: NRG), where he is a member of its compensation and nuclear oversight committees. He previously served as a director of GenOn Energy, Inc. and as a director and member of the nominating and corporate governance and compensation committees of ICx Technologies. Secretary Abraham is an Advisory Board member of the Churchill Center. He holds a Juris Doctorate degree from Harvard Law School. We believe Secretary Abraham is qualified to serve as a director of the company because of his extensive public company board experience.

James J. Bender
Director since: 2013 Age: 59 Board Committees: Compensation, Nominating and Corporate Governance (Chair)

Background: James J. Bender is an independent member of our Board of Directors and has served as a director of our company since May 2013. Mr. Bender served as Senior Vice President Special Projects of WPX Energy, Inc. (NYSE: WPX) from May 2014 to July 2014. Previously, he served as the President and Chief Executive Officer of WPX Energy and as a member of the WPX Energy board of directors from December 2013 to May 2014 and was Senior Vice President and General Counsel of WPX Energy from April 2011 to December 2013. From 2002 to 2011, he served as General Counsel and Corporate Secretary of The Williams Companies Inc. and General Counsel of Williams Partners GP LLC, the general partner of Williams Partners, since September 2005. Mr. Bender served as the General Counsel of the general partner of Williams Pipeline Partners L.P., from 2007 until its merger with Williams Partners in August 2010. Mr. Bender has served as director of the general partner of Shell Midstream Partners, L.P. (NYSE: SHLX) since October 2014, where he is chairman of the conflicts committee. Mr. Bender also serves on the senior advisory board of Orion Energy Partners. Mr. Bender also served as director and chairman of the board of directors for Apco Oil & Gas International Inc. (NASDAQ: APAGF), an affiliate of WPX Energy, Inc., from December 2013 to August 2014. Mr. Bender received a Bachelor of Arts degree in mathematics from St. Olaf College and a Juris Doctorate degree from the University of Minnesota Law School. We believe Mr. Bender is qualified to serve as a director because of his experience with and knowledge of corporate governance, regulatory matters and issues applicable to a public company and its board of directors.

Stephen G. Kasnet
Director since: 2009 Age: 70 Board Committees: Audit (Chair), Nominating and Corporate Governance, Risk Oversight (Chair)

Background: Stephen G. Kasnet is an independent member and the non-Executive Vice Chairman of our Board of Directors. He has been a director of our company since our merger with Capitol Acquisition Corp. (“Capitol”) in October of 2009. Mr. Kasnet is also a director of Rubicon Ltd. (NZX: RBC), where he is chairman of the board, and Silver Bay Realty Trust Corp. (NYSE: SBY), where he serves on the audit and compensation committees. He served as director of Juniper Pharmaceuticals, Inc. (formerly Columbia Laboratories, Inc.), a specialty pharmaceuticals company (NASDAQ: JNP), from 2004 through July 2015, and was the chairman of Dartmouth Street Capital LLC, a private investment firm, from 2007 through October 2009. He was also the President and Chief Executive Officer of Raymond Property Company LLC, a real estate company, from 2007 through October 2009. From 2000 to 2006, he was President and Chief Executive Officer of Harbor Global Company, Ltd., an asset management, natural resources and real estate investment company, and President of PIOglobal, a Russian real estate investment fund. From 1995 to 1999, Mr. Kasnet was a director and member of the executive committee of The Bradley Real Estate Trust. He was Chairman of Warren Bank from 1990 to 2003. He has also held senior management positions with other financial organizations, including Pioneer Group, Inc., First Winthrop Corporation and Winthrop Financial Associates, and Cabot, Cabot and Forbes. He serves as a director of Tenon Ltd., a wood products company, and serves as a director of First Ipswich Bank. He is also a trustee of the Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts. Mr. Kasnet received a Bachelor of Arts degree from the University of Pennsylvania. Mr. Kasnet was originally appointed as a director pursuant to contractual rights of Pine River Capital Management, L.P., or Pine River, granted in the merger agreement with Capitol. We believe Mr. Kasnet is qualified to serve as a director based on his broad business experience, expertise with audits and financial statements and his experience as a director of public companies.

Lisa A. Pollina
Director since: 2015 Age: 51 Board Committees: Risk Oversight

Background: Lisa A. Pollina is an independent member of our Board of Directors and has served as a director of our company since November 2015. Ms. Pollina has extensive experience in the financial services industry, having most recently served as Vice Chairman for RBC Capital Markets, a division of the Royal Bank of Canada (RBC) (NYSE: RY). Prior to her appointment as Vice Chairman in 2012, she was the senior advisor to the chief executive officer for RBC International, where she also served as senior advisor for the boards of RBC Canadian Trust Company and the RBC Dexia Holding Company. Prior to joining RBC, Ms. Pollina served as the Global Financial Institutions Executive in the global corporate banking division of Bank of America and was a founding partner of Bordeaux Capital, a strategic and financial advisory firm that emerged from Barclays Capital in 2002. Ms.

Pollina is a member of the Financial Services Roundtable in Washington D.C. where she was Vice Chair of the Lending and Leasing Policy Committee for the United States. She is also an appointee to the Federal Reserve Bank of the United States’ Working Group on Global Markets. Ms. Pollina has served as a member of the Board of Directors for Ritchie Brothers Auctioneers (NYSE: RBA) since May 2015. Ms. Pollina received a Master of Business Administration degree from Yale University, and has also taught strategy at Yale and corporate finance at the University of Chicago. We believe Ms. Pollina is qualified to serve as a director of the Company because of her extensive experience and expertise in the financial services industry.

William Roth
Director since: 2015 Age: 58

Background: William Roth is our Chief Investment Officer and has served as a director of our company since May 2015. Mr. Roth was appointed Chief Investment Officer in January 2013 after serving as Co-Chief Investment Officer since October 2009. Mr. Roth also serves as Partner of Pine River Capital Management and is a Director of the Pine River Foundation. Prior to joining Pine River in 2009, Mr. Roth was at Citigroup and its predecessor firm, Salomon Brothers Inc., for 28 years where he was named a Director in 1987 and a Managing Director in 1997. From 2004 to 2009, Mr. Roth managed a proprietary trading book at Citigroup with particular focus on mortgage and asset-backed securities. From 1994 to 2004, Mr. Roth was part of the Salomon/Citi New York Mortgage Sales Department. From 1981 to 1994, Mr. Roth was based in Chicago and managed the Chicago Financial Institutions Sales Group for Salomon Brothers. He received a Master of Business Administration degree with a concentration in finance from the University of Chicago Graduate School of Business in 1981, and a Bachelor of Science degree in finance and economics from Miami University in Oxford, Ohio in 1979. We believe Mr. Roth is qualified to serve as a director because of his investment and trading expertise as well as his knowledge of PRCM Advisers LLC (“PRCM Advisers”) and its affiliate organizations, which helps ensure that adequate resources are devoted to our company by PRCM Advisers.

W. Reid Sanders
Director since: 2009 Age: 66 Board Committees: Audit, Compensation, Risk Oversight

Background: W. Reid Sanders is an independent member of our Board of Directors and has served as a director of our company since our merger with Capitol in October 2009. Since 2010, he has served as a director and member of the audit committee of Mid-America Apartment Communities, Inc., a Delaware REIT that owns and operates apartment complexes (NYSE: MAA). Mr. Sanders currently serves as the President of Sanders Properties, Inc., a real estate company; is a member of the board, executive committee and compensation committee of Independent Bank, a bank holding company; serves on the Investment Committee at Cypress Realty, a real estate company; and is on the Advisory Board of SSM Venture Partners III, L.P., a private venture capital firm. He is the former chairman at Two Rivers Capital Management, and his former directorships include Harbor Global Company Ltd., an asset management, natural resources and real estate investment company, PioGlobal Asset Management, a Russian private investment management company, The Pioneer Group Inc., a global investment management firm, and TBA Entertainment Corporation, a strategic communications and entertainment marketing company. Mr. Sanders was the co-founder and former Executive Vice President of Southeastern Asset Management, and the former President of Longleaf Partners Mutual Funds, a family of funds in Memphis from 1975-2000. He served as an Investment Officer at First Tennessee Investment Management, the investment management division of First Horizon National Corporation, from 1973-1975. Mr. Sanders worked in Credit Analysis and Commercial Lending at Union Planters National Bank from 1971-1972. Mr. Sanders is a trustee of the Hugo Dixon Foundation, the Dixon Gallery and Gardens, the Hutchison School, Rhodes College, and the TN Shakespeare Company, and is a former trustee of The Jefferson Scholars Foundation and the Campbell Clinic Foundation. He received a Bachelor of Arts degree in economics from the University of Virginia. Mr. Sanders was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Sanders is qualified to serve as a director because of his broad business experience, his expertise with audits and financial statements, and experience as a director of public companies.

Thomas E. Siering
Director since: 2009 Age: 56

Background: Thomas E. Siering is the Chief Executive Officer, President and a member of our Board of Directors. Mr. Siering has been a director and executive officer since we were incorporated in May 2009. Since 2012, Mr. Siering has also served as a director on the board of directors of Silver Bay Realty Trust Corp. (NYSE: SBY), which is a real estate investment trust focused on single-family properties for rental income. Mr. Siering is a Partner of Pine River, which is the parent company of our external manager, PRCM Advisers, and also serves as a director of the Pine River Foundation. Prior to joining Pine River in 2006, Mr. Siering was head of the Value Investment Group at EBF & Associates, a private investment firm, from 1989 until 2006. During that period, he was also the manager for Merced Partners, LP, a private investment firm, and Tamarack International Limited, a closed end, non-diversified investment management company. Mr. Siering was named a Partner at EBF & Associates in 1997. Mr. Siering joined EBF & Associates in 1989 as a trader. From 1987 to 1989, Mr. Siering held various positions in the Financial Markets Department at Cargill, Inc. From 1981 until 1987, Mr. Siering was employed in the Domestic Soybean Processing Division at Cargill in both trading and managerial roles. Mr. Siering holds a Bachelor of Business Administration degree from the University of Iowa with a major in Finance. Mr. Siering was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Siering is qualified to serve as a director because of his investment and trading expertise as well as his knowledge of PRCM Advisers and its affiliate organizations, which helps ensure that adequate resources are devoted to our company by PRCM Advisers.

Brian C. Taylor
Director since: 2009 Age: 51

Background: Brian C. Taylor is the Chairman of our Board of Directors. Mr. Taylor has been a director of our company since we were incorporated in May 2009. Mr. Taylor is the Chief Executive Officer of Pine River, which he founded in 2002. Prior to Pine River’s inception, Mr. Taylor was with EBF & Associates from 1988 to 2002; he was named head of the convertible arbitrage group in 1994 and Partner in 1997. His responsibilities included portfolio management, marketing, product development and trading information systems development. Mr. Taylor received a Bachelor of Science degree from Millikin University in Decatur, Illinois and a Master of Business Administration degree from the University of Chicago. Mr. Taylor passed the Illinois Certified Public Accountant Examination in 1986. Mr. Taylor currently serves on the board of trustees for the Minneapolis Institute of Arts and on the board of directors for Northside Achievement Zone. He also previously served as a director of Silver Bay Realty Trust Corp. (NYSE: SBY) from 2012 to 2014. Mr. Taylor was originally appointed as a director pursuant to contractual rights of Pine River granted in the merger agreement with Capitol. We believe Mr. Taylor is qualified to serve as a director because of his investment and trading expertise as well as his knowledge of PRCM Advisers and its affiliate organizations. He is able to help ensure that adequate resources are devoted to the company by PRCM Advisers. Mr. Taylor plays a key liaison role between day-to-day management of the company and our independent directors.

Hope B. Woodhouse
Director since: 2012 Age: 59 Board Committees: Audit, Risk Oversight

Background: Hope B. Woodhouse is an independent member of our Board of Directors and has served as a director of our company since May 2012. Ms. Woodhouse has over 25 years of experience in the financial services industry at top-ranked, global alternative asset management firms and broker dealers. From 2005 to 2009, she served as Chief Operating Officer and as a member of the management committee for Bridgewater Associates, Inc. Between 2003 and 2005, Ms. Woodhouse was President and Chief Operating Officer of Auspex Group, L.P., and was Chief Operating Officer and a member of the management committee of Soros Fund Management LLC from 2000 to 2003. Prior to that, she held various executive leadership positions, including Treasurer of Funds at Tiger Management L.L.C. from 1998 to 2000 and Managing Director of the Global Finance Department at Salomon Brothers Inc. from 1983 to 1998. She has previously served as a director of Piper Jaffray Companies (NYSE: PJC) and as a member of its audit and compensation committees, Seoul Securities Co. Ltd., Soros Funds Limited and The Bond Market Association. Ms. Woodhouse also serves on the boards of Bottom Line New York and the United Way Foundation of IRC, is a trustee of the Tiger Foundation, and a member of the investment committee at Phillips Academy, Andover, Massachusetts. Ms. Woodhouse received a Bachelor of Arts degree in economics from Georgetown University and a Master of Business Administration degree from Harvard Business School. We believe Ms. Woodhouse is qualified to serve as a director because of her background in the financial services industry and her experience serving in executive management roles.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS

Our Board of Directors is committed to maintaining the highest standards of business conduct and corporate governance. As described more fully below, we have adopted a Code of Business Conduct and Ethics applicable to the conduct of our officers and directors, as well as to the employees of our external manager and its affiliates, PRCM Advisers and Pine River. We have also adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Bylaws and our board committee charters, provide the framework for our corporate governance practices.

You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, the charters for our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Risk Oversight Committee, and certain other policies under “Corporate Governance” in the Investors section of our website at www.twoharborsinvestment.com or by writing to our Investor Relations department at Two Harbors Investment Corp., 590 Madison Avenue, 36th Floor, New York, New York 10022.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers and directors and to PRCM Advisers’ and Pine River’s officers, directors and employees when such individuals are acting for us or on our behalf. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:

•                  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•                  compliance with applicable governmental laws, rules and regulations;

•                  prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the Code; and

•                  accountability for adherence to the Code of Business Conduct and Ethics.

Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by our Board of Directors or a Committee thereof and will be promptly disclosed as required by law or stock exchange regulations. The Code of Business Conduct and Ethics was adopted by the Board of Directors on October 28, 2009.

Director Independence

NYSE rules require that a majority of a company’s board of directors be composed of “independent directors,” which is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined, upon the review and recommendation of our Nominating and Corporate Governance Committee, that the following directors and director nominees each meet the qualifications of an independent director: E. Spencer Abraham, James J. Bender, Stephen G. Kasnet, Lisa A. Pollina, W. Reid Sanders and Hope B. Woodhouse. Jacques R. Rolfo, who served as a director for a portion of 2015, also met the qualifications of an independent director.

Board Leadership Structure

Our Board of Directors is led by a Chairman who is appointed by the directors. Both independent and non-independent directors are eligible for appointment as the Chairman. The Chairman presides at all meetings of the stockholders and of our Board of Directors. The Chairman performs such other duties and exercises such powers as from time to time shall be prescribed in our Bylaws or by our Board of Directors. Our Board of Directors has appointed Mr. Taylor to serve as our Chairman.

Our Corporate Governance Guidelines provide that the independent directors shall appoint a director to serve as the lead independent director. The lead independent director is responsible for coordinating the activities of the other independent directors, including scheduling and conducting separate meetings of the independent directors and for such other duties as are assigned from time to time by our Board of Directors. Our independent directors have appointed Mr. Kasnet to serve as our lead independent director.

Our Board of Directors consists of a majority of independent directors and exercises a strong, independent oversight function. All of the Committees of our Board of Directors – Audit, Compensation, Nominating and Corporate Governance, and Risk Oversight Committees, are comprised entirely of independent directors. A number of board committee processes and procedures, including regular executive sessions of independent directors and a regular review of the performance of PRCM Advisers, our external manager, provide substantial independent oversight of our management’s performance. Under our Bylaws and Corporate Governance Guidelines, our Board of Directors has the ability to change its structure if it determines that such a change is appropriate and in the best interest of our company. Our Board of Directors believes that these factors provide the appropriate balance between the authority of those who oversee our company and those who manage it on a day-to-day basis.

We currently separate the roles of Chairman and Chief Executive Officer. However, our Chairman and Chief Executive Officer are both affiliated with PRCM Advisers and Pine River. Our Board of Directors believes that this affiliation benefits our company because these individuals are knowledgeable about our company’s business and they are able to ensure that adequate resources are devoted to our company by PRCM Advisers and Pine River pursuant to our Management Agreement.

Board Committees

Our Board of Directors has formed four committees, including our Audit, Compensation, Nominating and Corporate Governance, and Risk Oversight Committees, and has adopted charters for each of these Committees. Each Committee is composed exclusively of directors who meet the independence and other requirements established by the rules and regulations of the SEC and the NYSE listing standards. Additionally, the Compensation Committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), qualify as outside directors for purposes of Section 162(m).

The following table summarizes the current membership of each of our Committees.

Director	Audit	Compensation	Nominating & Corporate Governance	Risk Oversight
E. Spencer Abraham		Chair	x
James J. Bender		x	Chair
Stephen G. Kasnet	Chair		x	Chair
Lisa A. Pollina				x
W. Reid Sanders	x	x		x
Hope B. Woodhouse	x			x

Audit Committee

Our Audit Committee is responsible for engaging our independent registered public accounting firm, preparing Audit Committee reports, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees, and reviewing the adequacy of our internal accounting controls.

Our Audit Committee is, and will at all times be, composed exclusively of individuals who are “independent directors” as defined under the NYSE listing standards. Each member of our Audit Committee is also financially literate, in that they are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, as a listed company, we must certify that our Audit Committee has and will continue to have at least one member who is financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our Board of Directors has determined that each of Mr. Kasnet and Ms. Woodhouse satisfies the definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Our Audit Committee’s purpose and responsibilities are more fully set forth in its charter.

Compensation Committee

The principal functions of our Compensation Committee are to:

•                  evaluate the performance of our executive officers;

•                  in consultation with senior management, establish the company’s general compensation philosophy and review the compensation philosophy of the company’s external manager, PRCM Advisers;

•                  evaluate the performance of our external manager;

•                  review the compensation and fees payable to PRCM Advisers under the Management Agreement dated October 28, 2009, as amended (the “Management Agreement”);

•                  review the compensation and fees payable to any affiliates of PRCM Advisers or any other related party;

•                  prepare Compensation Committee reports;

•                  make recommendations to our Board of Directors with respect to our company’s incentive compensation plans and equity-based plans; and

•                  administer the issuance of any common stock or other equity awards issued to employees of PRCM Advisers or Pine River, who provide services to us.

Our Compensation Committee also reviews and makes recommendations to the disinterested members of our Board of Directors regarding the compensation of our company’s independent directors. In reviewing and making recommendations on independent director compensation, our Compensation Committee considers, among other things, the following policies and principles:

•                  the compensation that is paid to directors of other companies that are comparable to us;

•                  the amount of time it is likely directors will be required to devote to preparing for and attending meetings of our Board of Directors and the committees on which they serve;

•                  the success of our company;

•                  whether a director is a lead independent director or chairman of one of the committees of our Board of Directors and the time commitment related thereto;

•                  if a committee on which a director serves undertakes a special assignment, the importance of that special assignment to our company and its stockholders; and

•                  the risks involved in serving as a director on our Board of Directors or a member of its committees.

Other than our Chief Executive Officer and Chief Investment Officer, who also serve as a directors, none of our executive officers are involved in determining independent director compensation levels, although our company’s management may support the Compensation Committee with certain information, data and other resources in connection with its compensation recommendations to our Board of Directors.

Our Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. Our Compensation Committee’s purpose and responsibilities are more fully set forth in the Compensation Committee’s charter.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for seeking, considering and recommending to our Board of Directors qualified candidates for election as directors and approves and recommends to the full Board of Directors the appointment of each of our executive officers. It also periodically prepares and submits to our Board of Directors for adoption its selection criteria for director nominees. It reviews and makes recommendations on matters involving the general operation of our Board of Directors and our corporate governance, and annually recommends to our Board of Directors nominees for each Committee of our Board of Directors. In addition, the Nominating and Corporate Governance Committee annually facilitates the assessment of our Board of Directors’ performance and report thereon to our Board of Directors.

Our Nominating and Corporate Governance Committee considers the following factors in making its recommendations to the Board of Directors: background experience, skills, expertise, accessibility and availability to serve effectively on the Board of Directors. The Nominating and Corporate Governance Committee also conducts inquiries into the background and qualifications of potential candidates.

Our Nominating and Corporate Governance Committee’s purpose and responsibilities are more fully set forth in its charter.

Risk Oversight Committee

The purpose of our Risk Oversight Committee is to assist our Board of Directors in fulfilling its responsibility to oversee the risks of our company’s investment activities. This Committee also assists our Audit Committee in reviewing the guidelines and policies that govern the process by which risk assessment and risk management is addressed by the company through its senior management team, Chief Risk Officer and Risk Management Committee.

Our company’s senior management team, Chief Risk Officer and Risk Management Committee are responsible for (i) identifying the material risks to the company and its operations; (ii) creating and implementing appropriate risk management policies, procedures and practices; (iii) integrating the consideration of risk and risk management into the decision-making process of the company; and (iv) measuring risk and monitoring risk levels.

Our Risk Oversight Committee’s purpose and responsibilities are more fully set forth in its charter.

Role of Our Board of Directors in Risk Oversight

Our Board of Directors is responsible for oversight of our company’s risk management processes and for understanding the overall risk profile of our company. Our Board of Directors relies upon the Audit Committee and the Risk Oversight Committee to oversee the risks related to our company. The Risk Oversight Committee assists the Board of Directors in fulfilling its responsibility to oversee the risks of our company’s investment activities. The Risk Oversight Committee also assists the Audit Committee in reviewing the guidelines and policies that govern the process by which risk assessment and risk management is addressed by the company through its senior management team, Chief Risk Officer and Risk Management Committee.

Pursuant to our Risk Management Policy Manual, the Chief Risk Officer is required to report to our Board of Directors on an annual basis, or more frequently as the circumstances may require or the Board of Directors may request, regarding: (i) our company’s risk management practices; (ii) our company’s compliance with the Risk Management Policy Manual; (iii) breaches and exceptions to the Risk Management Policy Manual; (iv) the membership and composition of the Risk Management Committee; and (v) changes or proposed changes to the Risk Management Policy Manual.

Board Meetings

Our Board of Directors held nine meetings and took action by unanimous written consent two times during 2015. During certain meetings of our Board of Directors, the independent directors also met separately in executive sessions without management present to discuss various matters, including our performance and the performance of PRCM Advisers. During 2015, our Audit Committee held seven meetings; our Compensation Committee held six meetings and took action by unanimous written consent one time; our Nominating and Corporate Governance Committee held two meetings; and our Risk Oversight Committee held two meetings. Each of our directors attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served during 2015. Although we do not have a policy on director attendance at our annual meetings, directors are encouraged to attend the Annual Meeting. Each of our then-current directors attended our annual meeting of stockholders held in May 2015.

Director Nomination Process

Our Corporate Governance Guidelines provide the following minimum qualifications for directors in order to be suitable for a position on our Board of Directors:

•                  possession of the highest personal and professional ethics, integrity and values;

•                  the ability to exercise good business judgment and be committed to representing the long-term interests of the company and its stockholders;

•                  having an inquisitive and objective perspective, practical wisdom and mature judgment; and

•                  willingness to devote the necessary time and effort to board of director duties, including preparing for and attending meetings of our Board of Directors and its Committees.

In considering candidates for nomination as a director, the Nominating and Corporate Governance Committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of our Board of Directors. Although we do not have a formal policy on diversity, our corporate governance guidelines provide that our company shall endeavor to have a Board of Directors representing a diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. With respect to the re-nomination of current directors, the Committee considers the foregoing factors as well as past participation in and contributions to the activities of our Board of Directors.

Our Nominating and Corporate Governance Committee will consider candidates recommended for nomination to our Board of Directors by our stockholders. Stockholder recommendations for nominees to the Board of Directors should be submitted in writing to our Secretary. The manner in which such Committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the Committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The Committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate will serve as a director if elected.

Majority Voting for Directors and Director Resignation Policy

Our Bylaws provide that a director nominee will be elected by receiving the affirmative vote of a majority of the votes cast on the election of such nominee on a per nominee basis in an uncontested election (which occurs when the number of director nominees is the same as the number of directors to be elected). If a director nominee who is an incumbent director receives a greater number of votes “against” than votes “for” his or her election and with respect to whom no successor has been elected, such incumbent director shall promptly tender his or her offer to resign to our Board of Directors for its consideration following certification of the stockholder vote. Within 90 days following certification of the stockholder vote, our Nominating and Corporate Governance Committee shall consider the tendered resignation offer and make a recommendation to our Board of Directors whether or not to accept such offer, and our Board of Directors shall act on our Nominating and Corporate Governance Committee’s recommendation. In determining whether to accept the resignation, our Nominating and Corporate Governance Committee and Board of Directors may consider any factors they deem relevant in deciding whether to accept a director’s resignation, including, among other things, whether accepting the resignation of such director would cause our company to fail to meet any applicable stock exchange or SEC rules or requirements. Thereafter, our Board of Directors shall promptly and publicly disclose its decision-making process regarding whether to accept the director’s resignation offer or the reasons for rejecting the resignation offer, if applicable, on a Form 8-K furnished to the SEC. Any director who tenders his or her resignation will not participate in our Nominating and Corporate Governance Committee’s recommendation or our Board of Directors’ action regarding whether to accept the resignation offer. If our Board of Directors does not accept the director’s resignation, such director will continue to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.

In a contested election, the director nominees who receive a plurality of votes cast will be elected as directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to our Board of Directors, regardless of whether they receive a majority of votes cast.

Communications with our Board of Directors

We provide the opportunity for our stockholders and all other interested parties to communicate with members of our Board of Directors. Stockholders and all other interested parties may communicate with the independent Board members or the chairperson of any of the committees of the Board by email or regular mail. All communications should be sent to the company’s Secretary, Rebecca B. Sandberg, by email to legal@twoharborsinvestment.com or by regular mail to the attention of the Independent Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, the Chair of the Nominating and Corporate Governance Committee, or the Chair of the Risk Oversight Committee, as the case may be, in each instance in care of the Secretary at the company’s office at 590 Madison Avenue, 36th Floor, New York, New York 10022.

Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. The Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board of Directors. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, or does not reasonably relate to us or our business, or is similarly inappropriate. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 of the Exchange Act and not the procedures set forth in the preceding paragraph or the procedures set forth under “Corporate Governance and Board of Directors – Director Nomination Process” above. Nominations for the Board of Directors proposed may only be made in accordance with the procedures set forth in our Bylaws. Certain matters set forth in our Bylaws for stockholder proposals, including nominations for our Board of Directors, as well as certain matters set forth in Rule 14a-8 for stockholders proposals are described in “Other Matters – Stockholder Proposals and Director Nominations for 2017 Annual Meeting” in this proxy statement.

Director Compensation

We compensate the independent members of our Board of Directors for their service. It is our belief that director compensation should:

•                  align the interests of our directors and our stockholders;

•     ensure our company can attract and retain outstanding director candidates who meet the selection criteria set forth in our Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter; and

•     reflect the substantial time commitment of our directors necessary to oversee the company’s business.

Generally, it has been our practice to compensate our independent directors with a mix of cash and equity-based compensation. We do not pay any compensation to the non-independent directors for their service on our Board of Directors. However, all members of our Board of Directors are reimbursed for their costs and expenses of serving on the Board of Directors, including costs and expenses of attending all meetings of our Board of Directors and its Committees. As discussed above, the Compensation Committee Charter provides that the Compensation Committee has the primary responsibility for reviewing and recommending any changes to director compensation. The disinterested members of our Board of Directors, none of whom are compensated for their service on the Board, review the Compensation Committee’s recommendations and determine the amount of director compensation.

Independent Director Compensation for 2015

For the one-year term commencing immediately following the 2015 annual meeting of stockholders and ending at the Annual Meeting, each of our independent directors, which includes the individuals listed below, earned the following fees for their service:

•     each independent director received an annual fee of $200,000, which consisted of $90,000 in cash and $110,000 in shares of our common stock;

•     the Audit Committee Chair received an additional fee of $15,000, which was paid half in cash and half in shares of our common stock; and

•     the lead independent director received an additional fee of $35,000, which was paid half in cash and half in shares of our common stock.

The cash portion of these annual fees is paid in four equal quarterly installments over the course of the term. The common stock portion of the annual director fee is granted under our Second Restated 2009 Equity Incentive Plan (the “Equity Incentive Plan”), which granting generally occurs on the first business day following the annual meeting of stockholders at which such director is elected. The number of shares subject to issuance is determined using the fair market value of our common stock on the grant date, which is based on the closing market price on the NYSE on the grant date. The restricted common stock granted to the independent directors under our Equity Incentive Plan as part of the director fees noted above vests immediately on the grant date.

In 2015, the disinterested, non-independent members of our Board of Directors undertook, with the assistance of an independent compensation consultant, a review of the annual compensation paid to the company’s independent directors. This included an assessment of peer company practices with respect to both total compensation and the allocation of such compensation between cash and equity awards. Based on this review, the non-independent members of the Board of Directors elected to increase the annual equity compensation payable to each independent director from $90,000 to $110,000, effective for the 2015-2016 service period. Such approval was driven by the growing diversity and complexity of our business, the importance of attracting and retaining highly-qualified directors capable of understanding and overseeing the risks related to our business and the desire to continue to strengthen the alignment of interests between our directors and stockholders. In conjunction with this change, the non-independent members of the Board of Directors also approved an increase in our director stock ownership guideline from $200,000 to $300,000. See “Director Stock Ownership Guidelines” for additional information.

The following table shows the compensation of our independent directors for services in all capacities provided to us in the year ended December 31, 2015:

Name	Annual Fees Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
E. Spencer Abraham	$90,000	$76,981	$33,016	$199,997
James J. Bender	$90,000	$65,994	$44,003	$199,997
Stephen G. Kasnet	$115,000	$97,045	$37,950	$249,995
Lisa A. Pollina(4)	$606	$55,741	-	$56,347
Jacques R. Rolfo	$45,000	-	-	$45,000
W. Reid Sanders	$90,000	$109,997	-	$199,997
Hope B. Woodhouse	$90,000	$109,997	-	$199,997

(1)   This column sets forth the cash fees paid during the year ended December 31, 2015.

(2)   The values in this column were computed in accordance with FASB ASC Topic 718 such that the values in this column are based on the closing market price of our common stock on the NYSE on the grant date of the stock award.

(3)   The column sets for the cash value of shares forfeited for the purposes of satisfying tax liabilities in connection with the granting of stock awards. For tax planning purposes, each director may elect to forfeit up to 40 percent of his or her annual stock award and instead receive a cash payment from the company in an amount equivalent to the number of shares withheld.

(4)   Ms. Pollina was appointed as a director on November 13, 2015. All cash and equity compensation payable to Ms. Pollina for the 2015-2016 service period was determined on a pro rata based on the duration of her service during such period. All such equity compensation was granted to Ms. Pollina upon her appointment as director. With respect to cash compensation, a portion of the total amount payable for the 2015-2016 service period was paid in connection with the fourth quarter cash installment payment to our directors and the remainder will be paid in the cash installment payments in the first and second quarters of 2016.

C E R T A I N R E L A T I O N S H I P S A N D R E L A T E D P A R T Y T R A N S A C T I O N S

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee or Nominating and Corporate Governance Committee is or has been employed by us. None of our executive officers currently serves as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on our Board of Directors or our Compensation or Nominating and Corporate Governance Committees, except that in 2015 each of Messrs. Taylor, Siering and Roth participated in making compensation decisions for officers and employees of Pine River, PRCM Advisers and their affiliates.

Transactions with Related Persons

Management Agreement with PRCM Advisers LLC

We are party to a Management Agreement with PRCM Advisers, pursuant to which PRCM Advisers provides the day-to-day management of our business, including providing us with our executive officers and all other personnel necessary to support our operations. The Management Agreement requires PRCM Advisers to manage our business in conformity with the policies and the investment guidelines that are approved and monitored by our Board of Directors. The Management Agreement had an initial three-year term, which expired on October 28, 2012, and renews annually for successive one-year terms unless earlier terminated by either us or PRCM Advisers. PRCM Advisers is entitled to receive a termination fee from us under certain circumstances. In exchange for its services, we are obligated to pay PRCM Advisers a management fee as well as reimburse it for certain expenses incurred by it and its affiliates in rendering management services to us. Mr. Taylor, our Chairman, is Chief Executive Officer and a Partner of Pine River. Mr. Siering, our Chief Executive Officer, and Mr. Roth, our Chief Investment Officer, are each partners of Pine River. Mr. Farrell, our Chief Financial Officer, and Ms. Sandberg, our General Counsel and Secretary, are each employees of Pine River. The Management Agreement between us and PRCM Advisers was negotiated between related parties in connection with our merger with Capitol, and the terms, including fees and other amounts payable, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

PRCM Advisers entered into a shared facilities and services agreement with Pine River, its parent company, to provide PRCM Advisers with access to personnel, office space, equipment, credit analysis and risk management expertise and processes, information technology and other resources in order for PRCM Advisers to fulfill its obligations under the Management Agreement. The Management Agreement and PRCM Advisers’ shared facilities and services agreement with Pine River are intended to provide us with access to Pine River’s personnel and its experience in capital markets, credit analysis, debt structuring and risk and asset management, as well as assistance with corporate operations, legal and compliance functions and governance.

We incurred charges of $73.2 million for year ended December 31, 2015 related to the Management Agreement, of which $50.3 million was for the base management fee and $22.9 million represented expense reimbursement for general and administrative expenses incurred by the company in the normal course of its operations and certain compensation expenses incurred by PRCM Advisers under the Management Agreement as described in greater detail below.

The base management fee paid to PRCM Advisers is 1.5% of our stockholders’ equity per annum, calculated and payable quarterly in arrears. For purposes of calculating the management fee, our stockholders’ equity means the sum of the net proceeds from all issuances of our equity securities since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance), plus our retained earnings at the end of the most recently completed calendar quarter (without taking into account any non-cash equity compensation expense incurred in current or prior periods), less any amount that we have paid for repurchases of our common stock since inception, and excluding any unrealized gains, losses or other items that do not affect realized net income (regardless of whether such items are included in other comprehensive income or loss, or in net income). This amount will be adjusted to exclude one-time events pursuant to changes in accounting principles generally accepted in the United States of America, or GAAP, and certain non-cash items after discussions between PRCM Advisers and our independent directors and approval by a majority of our independent directors.

As noted above, we reimburse PRCM Advisers for (i) the compensation paid by Pine River to its employees serving as our Chief Financial Officer and General Counsel and other employees of Pine River who are dedicated to our business, including Pine River employees providing us in-house legal, tax, accounting, consulting, auditing, administrative, information technology, valuation, computer programming and development services; and (ii) any amounts for employees of Pine River’s affiliates arising under the shared facilities and services agreement between PRCM Advisers and Pine River.

Related Person Transaction Policies

Our Audit Committee charter requires our Audit Committee to review, approve and oversee any related party transactions involving our company and also authorizes such Committee to develop policies and procedures for its approval of related party transactions.

Our Management Agreement places restrictions on PRCM Advisers from entering into transactions with its related parties. These limitations include prohibitions on entering into transactions with affiliates of PRCM Advisers that are not approved by a majority of our independent directors in certain circumstances and prohibitions on investing in securities structured by affiliates of PRCM Advisers unless the investment is consistent with our investment guidelines, is approved by at least one independent director, and is made in accordance with applicable law.

S T O C K O W N E R S H I P

Director Stock Ownership Guidelines

Our directors are encouraged to own shares of our common stock in order to better align their personal interests with the interests of our stockholders. In furtherance of this objective, our directors are not permitted to sell shares of our common stock if, upon completion of such sale, the aggregate number of shares of our common stock owned by such director would have a market value of less than $300,000.

Beneficial Ownership of Directors, Director Nominees and Named Executive Officers

Our common stock is listed on the NYSE under the symbol “TWO.” As of March 24, 2016, we had 368 registered holders and approximately 82,830 beneficial owners of our common stock. The following table sets forth information regarding the beneficial ownership of our common stock as of March 24, 2016 (unless otherwise indicated) by each of our executive officers, current directors and director nominees and all of such individuals as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any shares of common stock if that person has or shares voting power or investment power with respect to those shares or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Class(2)
Directors and Director Nominees:

E. Spencer Abraham	13,508	*
James J. Bender	31,992	*
Stephen G. Kasnet	109,167	*
Lisa A. Pollina	6,723	*
William Roth(3)	1,085,075	*
W. Reid Sanders	100,991	*
Thomas E. Siering(4)	1,397,915	*
Brian C. Taylor	19,865	*
Hope B. Woodhouse	32,379	*
Officers:
Brad Farrell(5)	393,615	*
Rebecca B. Sandberg(6)	156,890	*
All directors, director nominees and executive officers as a group (11 individuals)	3,348,120	*

*     Represents ownership of less than 1.0% of our outstanding common stock as of March 24, 2016.

(1)         Unless otherwise indicated, the business address of each of the individuals is 590 Madison Avenue, 36th Floor, New York, New York 10022.

(2)         Based on 347,559,988 shares of common stock outstanding as of March 24, 2016. Our directors and named executive officers are prohibited from both hedging company stock and from pledging company stock in any manner, whether as collateral for a loan, in a margin account held at a broker, or otherwise.

(3)         This figure includes 728,353 shares of unvested restricted common stock held by Mr. Roth. This figure excludes 600 shares of common stock owned by a family member of Mr. Roth that were previously included in Mr. Roth’s stock ownership reports filed with the SEC. Mr. Roth no longer has a beneficial interest in these shares.

(4)         This figure includes 728,353 shares of unvested restricted common stock held by Mr. Siering.

(5)         This figure includes 346,761 shares of unvested restricted common stock held by Mr. Farrell.

(6)         This figure includes 125,799 shares of unvested restricted common stock held by Ms. Sandberg.

Beneficial Owners of More than Five Percent of Our Common Stock

As of December 31, 2015, based on filings made under Section 13(g) of the Exchange Act, the persons known by us to be beneficial owners of more than 5% of our common stock were as follows:

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	24,569,995(1)	6.74%
Thornburg Investment Management Inc. 2300 North Ridgetop Road Santa Fe, NM 87506	23,679,235(2)	6.5%
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	20,604,786(3)	5.7%

(1)   This information is based on a Schedule 13G/A filed with the SEC on February 10, 2016, by The Vanguard Group. Vanguard reported that it has sole voting power with respect to 260,819 shares, sole dispositive power with respect to 24,318,276 shares, and shared dispositive power with respect to 251,719 shares.

(2)   This information is based on a Schedule 13G filed with the SEC on February 12, 2016, by Thornburg Investment Management Inc. Thornburg reported that it has sole voting power and sole dispositive power with respect to 23,679,235 shares.

(3)   This information is based on a Schedule 13G/A filed with the SEC on February 10, 2016, by BlackRock, Inc. BlackRock reported sole voting power with respect to 19,292,981 shares and sole dispositive power with respect to all shares reported in the table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock (“10% holders”), file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% holders are required by Item 405 of Regulation S-K to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2015, all reports required to be filed pursuant to Section 16(a) by such executive officers, directors and 10% holders were timely filed.

EXECUTIVE OFFICERS

Executive Officers

Our Board of Directors generally appoints our executive officers annually following our annual meeting of stockholders to serve until the meeting of the Board of Directors following the next annual meeting of stockholders. Set forth below is certain information about each of our named executive officers.

Thomas E. Siering
Age: 56	Background: Thomas E. Siering is our President and Chief Executive Officer. Biographical information for Mr. Siering is provided above under “Proposal 1: Election of Directors – Director Nominees.”
William Roth
Age: 58	Background: William Roth is our Chief Investment Officer. Biographical information for Mr. Roth is provided above under “Proposal 1: Election of Directors – Director Nominees.”
Brad Farrell
Age: 41

Background: Brad Farrell is our Chief Financial Officer and Treasurer. Mr. Farrell has served as our Chief Financial Officer since January 2012. Mr. Farrell has been an employee of Pine River since 2009 and served as our Controller prior to his appointment as our Chief Financial Officer. Prior to joining Pine River, he was Vice President and Executive Director of External Reporting for GMAC ResCap, a diversified real estate company, from 2007 to 2009. From 2002 to 2007, Mr. Farrell held various positions in finance and accounting with XL Capital Ltd., a public global insurance underwriter, including the establishment of finance and accounting processes in its London based insurance segment. Prior to 2002, he was employed with KPMG LLP where he gained experience managing U.S. GAAP implementation and SEC compliance engagements for foreign filers in the firm’s London practice. Mr. Farrell is a Certified Public Accountant (inactive), and received a Bachelor of Science in Business Administration degree from Drake University in Des Moines, Iowa.

Rebecca Sandberg
Age: 44

Background: Rebecca B. Sandberg is our General Counsel and Secretary. Ms. Sandberg has served as our General Counsel since March 2013. Ms. Sandberg has been an employee of Pine River since 2010 and previously served as our Deputy General Counsel and Secretary from May 2012 until March 2013. From 2010 to May 2012, she served as our Senior Counsel.

Prior to joining Pine River, Ms. Sandberg was in private practice where she advised clients primarily in the areas of securities laws, mergers and acquisitions, capital markets transactions, corporate governance and general corporate law. From 2007 to 2010, Ms. Sandberg was a Senior Associate at Stoel Rives LLP and from 2006 to 2007 she was a Senior Associate at Fulbright & Jaworski LLP. Prior to that, Ms. Sandberg was an Associate at Lindquist & Vennum PLLP. She received a Bachelor of Arts degree from the University of Minnesota and a Juris Doctorate degree from William Mitchell College of Law.

Executive Compensation Overview

As described more fully above under the section titled “Certain Relationships and Related Party Transactions – Transactions with Related Persons – Management Agreement with PRCM Advisers LLC,” we are externally managed by PRCM Advisers under the terms of a Management Agreement, pursuant to which PRCM Advisers provides us with all of the personnel required to manage and operate our business, including our named executive officers, each of whom is either an employee or partner of Pine River, which is the parent company of PRCM Advisers. Accordingly, as discussed below under “Compensation Discussion and Analysis,” the cash compensation received by our named executive officers is paid by Pine River. Any equity incentive compensation awarded to our named executive officers is the responsibility of our Compensation Committee and is determined by our Compensation Committee in accordance with our Equity Incentive Plan.

Compensation Discussion and Analysis

This compensation discussion and analysis describes our compensation objectives and policies in relation to compensation received by our named executive officers during the fiscal year ended December 31, 2015.

Executive Compensation Overview; Management Agreement

As described more fully above under the section titled “Certain Relationships and Related Party Transactions – Transactions with Related Persons – Management Agreement with PRCM Advisers LLC,” we are externally managed by PRCM Advisers under the terms of a Management Agreement. As an externally managed company with no employees of our own, we rely on our external manager to provide us with the employees we need to operate our business.

Under the Management Agreement, PRCM Advisers is responsible for managing our assets and the day-to-day operations of our company, including, among other things:

•     investigating, analyzing and selecting possible investment opportunities;

•     conducting negotiations related to asset acquisitions;

•     negotiating and entering into financing agreements;

•     managing and supervising third party vendors and contractors, including lawyers and auditors;

•     providing executive and administrative personnel, office space and office services;

•     maintaining a financial accounting and reporting function, the activities of which include monitoring compliance with REIT and 1940 Act tests;

•     providing a legal and regulatory compliance function;

•     providing investor relations services; and

•     providing and maintaining computer and technology resources.

Additionally, PRCM Advisers is responsible for providing us with all of the personnel required to manage and operate our business, including our named executive officers, each of whom is either an employee or partner of Pine River (the parent company of PRCM Advisers) and provided to PRCM Advisers by Pine River under the terms of a Shared Services Agreement between PRCM Advisers and Pine River. PRCM Advisers recognizes that providing a talented and motivated workforce is critical to the success of our business and is committed to compensation practices designed to effectively attract, retain and motivate key personnel. Our Compensation Committee, which consists entirely of independent directors, consults with Pine River and PRCM Advisers concerning matters related to the management fee and the compensation of our named executive officers and other personnel supporting our business.

As compensation for the services provided under the Management Agreement, we pay PRCM Advisers a base management fee and reimburse it for certain expenses incurred in the course of rendering such services. The management fee is a fixed fee that we pay to PRCM Advisers on a quarterly basis; we do not pay PRCM Advisers any incentive or variable fees. We disclose the amount of the base management fee and expense reimbursements to stockholders in our Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K that we file with the SEC. As previously disclosed in our filings with the SEC and elsewhere, our payments to PRCM Advisers included management fees of $50.3, $48.8 and $41.7 million and expense reimbursements of $22.9, $15.5 and $9.9 million for the years ended December 31, 2015, 2014 and 2013, respectively. Given PRCM Advisers’ critical role with respect to our business, our Corporate Governance Guidelines require the Board of Directors to oversee our relationship with PRCM Advisers and all compensation paid to PRCM Advisers is reviewed by the Compensation Committee on at least an annual basis. The base management fee cannot be increased or revised without the approval of our independent directors. See “Certain Relationships and Related Party Transactions – Transactions with Related Persons – Management Agreement with PRCM Advisers LLC” for further discussion of the terms of the Management Agreement, including the base management fee payable to PRCM Advisers thereunder and our expense reimbursement obligations to PRCM Advisers.

Compensation Program

As an externally managed company with no employees, we utilize a hybrid approach to the compensation program for our named executive officers. PRCM Advisers, through its parent company Pine River, is responsible for all cash compensation paid to our named executive officers. Equity incentive compensation that is awarded to our named executive officers from time to time is the responsibility of our company and is determined by our Compensation Committee in accordance with our Equity Incentive Plan. As described in more detail below, we believe that the terms of the Management Agreement and the utilization our Equity Incentive Plan effectively align the interests of Pine River and PRCM Advisers with those of our business, our named executive officers and, most importantly, our stockholders. We have received strong stockholder support in recent years in connection with our annual advisory vote on executive compensation, including approval from approximately 94% of votes cast in 2015.

Cash Compensation

We do not pay any cash compensation to our named executive officers, or to any other employees of Pine River who support our business. Pine River is responsible for all such cash compensation. For our Chief Executive Officer and Chief Investment Officer, who are each partners of Pine River, cash compensation may include salaries and partnership distributions that are based on ownership percentages and other factors related to their role as partners of Pine River. For our Chief Financial Officer and General Counsel, cash compensation may include salaries and merit or performance-based bonuses for services provided to our business. Pine River is solely responsible for making decisions relating to the compensation of our named executive officers based on such factors as Pine River determines is appropriate. However, Pine River consults with our Compensation Committee concerning the cash compensation that Pine River proposes to pay to its employees who serve as our Chief Financial Officer and General Counsel, and takes into consideration the interests of the Compensation Committee in ensuring that Pine River’s compensation philosophy is consistent with our objectives.

The cash used by Pine River to pay our named executive officers is derived from various sources. For the employees serving as our Chief Financial Officer and General Counsel, this includes the distributions of PRCM Advisers’ income to Pine River and the expense reimbursements we make to PRCM Advisers associated with compensation expenses it incurs in providing us with our Chief Financial Officer, General Counsel and certain other employees of Pine River who are dedicated to supporting business operations. For the partners of Pine River serving as our Chief Executive Officer and Chief Investment Officer, these sources include the base management fee we pay to PRCM Advisers (that is distributed to Pine River) as well the other revenue streams generated by Pine River in the ordinary course of its operation as a global alternative asset manager.

The Management Agreement with PRCM Advisers does not require that a specified amount or percentage of the fees paid to PRCM Advisers be allocated to our named executive officers. Given that our management fee is derived from our stockholders’ equity, we believe the interests of PRCM Advisers and Pine River are aligned with the long-term interests of our company and our stockholders and that compensation decisions made by Pine River with respect to our named executive officers are considered accordingly.

Equity Incentive Compensation

In 2013, our Compensation Committee determined to add an equity incentive component to our compensation program in the form of grants of restricted common stock awards to our named executive officers. Prior to that time, we had not granted any form of equity incentive awards to our named executive officers. Our Compensation Committee, which consists solely of independent directors, is responsible for overseeing any such equity awards granted pursuant to our Equity Incentive Plan. Our Compensation Committee approves and recommends all equity awards granted pursuant to our Equity Incentive Plan, which awards are then ratified by our Board of Directors.

The equity compensation paid to our named executive officers is designed to drive and reward corporate performance annually and over the long term. We periodically review our equity compensation program to ensure it reflects strong governance practices and the best interests of our stockholders, while striving to meet the following core objectives:

•     Pay for Performance – Our equity compensation program is designed to generate and reward superior individual and collective performance by ensuring that equity compensation is commensurate with the level of achieved company results.

•     Sustain and Strengthen Our Franchise – We are a specialized company operating in a highly competitive industry, and our continued success depends on retaining our talented executive team. Our equity compensation program is designed to attract and retain highly qualified executives whose abilities and expertise are critical to our long-term success and our competitive advantage. Continued success over the long term will create opportunities for our named executive officers through their stock ownership by enabling them to participate in any future appreciation of our stock and receive dividends.

•     Align Risk and Reward – We are committed to creating an environment that encourages increased profitability for our company without undue risk taking. We strive to focus our executive officers’ decisions on goals that are consistent with our overall business strategy without threatening the long-term viability of our company.

•     Align Interests with Stockholders – We are committed to using our equity compensation program to increase executive stock ownership over the long term and focus our named executive officers’ attention on creating value for our stockholders. We believe that equity ownership directly aligns the interests of our named executive officers with those of our stockholders and encourages our named executive officers to focus on creating long-term stockholder value. Accordingly, our named executive officers are prohibited from hedging company stock.

Restricted stock awards that are granted to our named executive officers under our Equity Incentive Plan provide for ratable vesting on an annual basis over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Potential Payments Upon Termination or Change in Control.” Under certain circumstances, our named executive officers may be required to forfeit their respective restricted stock awards pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Sarbanes-Oxley Act of 2002, applicable stock exchange listing rules, or any clawback or recoupment policy adopted by our Board of Directors or Compensation Committee. The restricted stock awards are treated as issued and outstanding as of the grant date and each named executive officer is entitled to vote the shares and receive dividends as declared and paid thereon; however, the restricted stock remains subject to forfeit if the executive officer does not comply with the terms of the award agreement, including where the executive officer voluntarily terminates his or her employment with our external manager prior to any applicable vesting dates.

In 2015, our Compensation Committee and Board of Directors approved the grant of an aggregate amount of 612,533 shares of restricted common stock (the “2015 Restricted Stock Awards”) under our Equity Incentive Plan to our named executive officers, which awards are set forth in greater detail below under “Grants of Plan-Based Awards.” The 2015 Restricted Stock Awards were granted to our named executive officers in recognition of the overall development and financial performance of our business during the fiscal year ended December 31, 2014. Consistent with our compensation philosophy and objectives discussed above, our Compensation Committee considered a number of key company results and developments in determining whether it was appropriate to grant awards for the fiscal year ended December 31, 2014, including that the company:

•     produced a full year return on book value of 15% with dividends of $1.04 per share;

•     delivered total stockholder return of 20%, similar to the Pine River Mortgage REIT Index return for the period despite maintaining a more conservative leverage and interest rate risk profile;

•     delivered comprehensive income of $578.2 million, a return on average equity of 14.4%, or $1.58 per diluted weighted average common share;

•     significantly advanced strategic initiatives pertaining to our mortgage loan conduit platform and securitization platform, including the completion of three securitizations during the year, the development of a robust pipeline for future loans and the enhancement of internal operational capabilities; and

•     continued to expand and diversify financing counterparties, including increasing borrowing capacity with the Federal Home Loan Bank Des Moines.

When determining the amount of individual equity awards granted to our named executive officers, our Compensation Committee took into account all of the factors described above, as well as the individual’s role and responsibility in attaining the metrics listed above, the individual’s expected and actual job performance, the individual’s ability to influence the outcome of our company’s future performance, and market conditions. Our Compensation Committee considered all of these factors in exercising its discretion to determine the equity awards granted to each named executive officer for his or her performance during 2014.

We have not in the past made equity awards on a fixed schedule to our named executive officers, and our Compensation Committee’s decision whether to approve any equity awards in future periods will depend on a number of factors, including our company’s performance, market trends and practices, expense implications, tax efficiencies or other considerations in the Compensation Committee’s sole discretion.

Role of Compensation Consultant in Compensation Decisions

In 2015, our Compensation Committee engaged Frederic W. Cook & Co., Inc., or FWC, and, subsequently, Pay Governance LLC, or Pay Governance, as its independent compensation consultant. Our Compensation Committee considers advice and recommendations received from its compensation consultant regarding compensation matters, including decisions made with respect to director compensation and executive equity compensation. Neither FWC nor Pay Governance provides services to our company other than the advice provided to our Compensation Committee, and both FWC and Pay Governance had advised our Compensation Committee that the fees and direct expenses received from us during 2015 were immaterial as a percentage of their respective incomes for the period. FWC and Pay Governance have also advised us that neither they nor, to their knowledge, any member of their consulting team who served or are serving our Compensation Committee owns any shares of our common stock. After considering the foregoing, as well as FWC’s and Pay Governance’s conflict of interest policies and procedures and the lack of known business and personal relationships between FWC, Pay Governance, their team members servicing our Compensation Committee and its members, and our named executive officers, our Compensation Committee concluded that neither FWC’s nor Pay Governance’s work for it raises any conflict of interest concerns.

Role of Named Executive Officers in Equity-Based Compensation Decisions

Our Compensation Committee makes all equity-based compensation decisions related to our named executive officers. Our Compensation Committee receives input from Mr. Siering, our Chief Executive Officer, regarding the equity compensation and performance of named executive officers other than himself, including recommendations as to the equity compensation levels that he believes are commensurate with an individual’s job performance, skills, experience, qualifications, criticality to our company, as well as with our compensation philosophy, external market data and considerations of internal equity. Mr. Siering regularly attends meetings of our Compensation Committee, except when our

Compensation Committee is meeting in executive session or when his own equity compensation arrangements are being considered. Our Compensation Committee communicates its views and decisions regarding equity compensation arrangements for our named executive officers to Mr. Siering, who is generally responsible for implementing such arrangements.

Tax Treatment of Compensation

Section 162(m) disallows a federal income tax deduction for any publicly held corporation with respect to individual compensation exceeding $1 million in any taxable year paid to a corporation’s chief executive officer and each of the corporation’s three other most highly compensated executive officers, other than its chief financial officer, unless the compensation is “performance-based” as defined under Section 162(m). Because we do not have any employees, we do not believe that Section 162(m) is applicable to us and, therefore, we do not currently consider the effects of Section 162(m) on the compensation paid to our named executive officers by our external manager or the degree to which it would be advisable to structure the amount and form of equity compensation to our named executive officers so as to maximize our ability to deduct it. If we were to determine in the future that Section 162(m) was applicable to us, our Compensation Committee retains the discretion to provide compensation in an amount or form that would not be deductible under Section 162(m) in circumstances under which it believes the exercise of such discretion would be in the best interest of our company.

Our Equity Incentive Plan provides that, with respect to awards intended to qualify for relief from the limitations of Section 162(m) of the Code, the maximum number of shares that may underlie awards over any three-year period to any eligible person may not exceed 1,500,000 as options and 600,000 as other grants. As indicated above, we do not believe that Section 162(m) is applicable to us and, therefore, do not currently consider and have not previously considered such restrictions in connection with the granting of prior awards. As such, certain individual restricted stock awards previously disclosed in our proxy statements and other filings with the SEC have exceeded 600,000 shares over a three-year period, as permitted under the Equity Incentive Plan.

Compensation Committee Consideration of Stockholder Votes on Executive Compensation

At our 2015, 2014 and 2013 annual meetings of stockholders, our advisory vote on executive compensation received “for” votes representing approximately 94%, 97% and 98% of votes cast. In determining the equity compensation paid to our named executive officers, our Compensation Committee generally considered the results of such votes. While continuing to look for ways to improve our executive compensation program, our Compensation Committee noted the significant support received in the previous advisory vote on executive compensation and considered it an endorsement of its handling of executive compensation matters. In an effort to continually align executive compensation with the interests of our stockholders, our Compensation Committee determined it was important to add an equity incentive component to our compensation program. We currently plan to hold an advisory vote on executive compensation each year.

Compensation Risk Assessment

We believe that our compensation policies and practices are aligned with the interests of our stockholders and do not create risks that are reasonably likely to have a material adverse effect on our company. We do not believe that our management fee arrangement with PRCM Advisers or the equity awards granted by us to our named executive officers encourages inappropriate risk taking.

As noted above, we are externally managed by PRCM Advisers pursuant to the terms of the Management Agreement and all decisions regarding cash compensation, including salaries and performance based bonuses, paid to our named executive officers are made by Pine River. The source of such cash compensation paid by Pine River to our named executive officers is derived from the base management fee we pay to PRCM Advisers under the Management Agreement (through distributions of PRCM Advisers’ income to Pine River) and from expenses we reimburse to PRCM Advisers, including for costs incurred by PRCM Advisers and Pine River relating to the cash compensation Pine River pays to its employees serving as our Chief Financial Officer and General Counsel and certain other employees of Pine River who are dedicated to our business. The base management fee under the Management Agreement is calculated based on a fixed percentage of stockholder equity and is payable quarterly. Calculation of the base management fee is not primarily dependent upon our financial performance or the performance of our named executive officers, thus the base management fee does not create an incentive for our management to take excessive or unnecessary risks. Specifically, the use of stockholders’ equity to calculate the base management fee does not result in leveraged pay-out curves, steep pay-out cliffs, or set unreasonable goals and thresholds, each of which can promote excessive and unnecessary risks. Our independent directors review PRCM Advisers’ performance annually and are provided with the base management fees and expenses each quarter, providing a check upon any improper effort by our management to increase compensation payments indirectly via the pass-through of costs. We will continue to have certain costs allocated to us by PRCM Advisers for compensation, data services and proprietary technology, but most direct expenses we incur with third-party vendors are paid directly by us. The base management fee itself cannot be increased or revised without the approval of our independent directors. The Management Agreement provides for annual renewals and for termination with or without cause. Although termination under the foregoing circumstances may require the payment of a significant termination fee, we believe it is still a deterrent against excessive and unnecessary risk taking. See “Certain Relationships and Related Party Transactions – Transactions with Related Persons – Management Agreement with PRCM Advisers LLC” for further discussion of the terms of the Management Agreement, including the base management fee payable to PRCM Advisers thereunder and our expense reimbursement obligation to PRCM Advisers.

In 2015, we granted equity awards to our named executive officers pursuant to our Equity Incentive Plan. Restricted stock awards granted to our executive officers provide for ratable vesting over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Potential Payments Upon Termination or Change in Control.” We believe that the vesting restriction is an important retention device and encourages our named executive officers to focus on sustaining our company’s long-term performance and delivering total return to our stockholders rather than encouraging decisions that result in a short-term benefit for our company.

Employment Agreements

We do not have any employment agreements with any of our named executive officers.

Pension Benefits or Nonqualified Deferred Compensation

We do not provide any of our named executive officers with pension benefits or nonqualified deferred compensation plans.

Summary Compensation Table

The following table summarizes the equity compensation paid to our named executive officers during the fiscal years ending December 31, 2015, 2014 and 2013:

		Restricted
		Stock	All Other
Name and Principal Position	Year	Awards(1)	Compensation(2)	Total(3)

Thomas E. Siering,	2015	$2,399,998	$456,802	$2,856,800
President and Chief Executive Officer	2014	$2,574,995	$360,471	$2,935,466
	2013	$2,875,004	$217,609	$3,092,613

William Roth,	2015	$2,399,998	$456,802	$2,856,800
Chief Investment Officer	2014	$2,574,995	$360,471	$2,935,466
	2013	$2,875,004	$217,609	$3,092,613

Brad Farrell,	2015	$1,249,985	$176,359	$1,426,344
Chief Financial Officer and Treasurer	2014	$937,500	$121,287	$1,058,787
	2013	862,498	$65,283	$927,781

Rebecca B. Sandberg,	2015	$399,993	$70,930	$470,923
General Counsel and Secretary	2014	$374,996	$54,727	$429,723
	2013	$460,003	$34,818	$494,821

(1)         See also “Grants of Plan-Based Awards” below. The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of the applicable award agreement. The values in this column represent the grant date fair value of the restricted stock awards, which grant dates were May 14, 2015, February 5, 2014 and May 29, 2013.

(2)         All Other Compensation paid during 2015 represents dividends and distributions on unvested shares of restricted common stock.

(3)         Because we do not pay cash compensation to our named executive officers, any such compensation paid to our named executive officers by Pine River is not included in this Summary Compensation Table.

Grants of Plan-Based Awards

We adopted our Equity Incentive Plan, which was most recently approved by our stockholders on May 14, 2015, to provide incentive compensation to attract and retain qualified directors, officers, advisers, consultants and other personnel, including PRCM Advisers, its affiliates and employees of PRCM Advisers and its affiliates. Our Equity Incentive Plan is administered by our Compensation Committee and permits grants of restricted common stock, phantom shares, dividend equivalent rights and other equity awards. Our Compensation Committee is authorized to issue up to 13,000,000 shares of our common stock pursuant to our Equity Incentive Plan. As of December 31, 2015, 9,257,449 shares of our common stock remained available for future issuance pursuant to our Equity Incentive Plan.

The following table summarizes each equity award granted to our named executive officers pursuant to our Equity Incentive Plan during the fiscal year ended December 31, 2015:

Name	Grant Date	All Other Stock Awards: Number of Shares(1)	Grant Date Fair Value of Stock Awards(2)
Thomas E. Siering	5/14/2015	227,920	$2,399,998
William Roth	5/14/2015	227,920	$2,399,998
Brad Farrell	5/14/2015	118,707	$1,249,985
Rebecca B. Sandberg	5/14/2015	37,986	$399,993

(1)         See also “Summary Compensation Table” above. The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of his or her restricted stock award agreement.

(2)   The values in this column are based on the $10.53 closing market price of our common stock on the NYSE on the grant date, which was May 14, 2015.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning unvested restricted stock awards for each named executive officer as of December 31, 2015.

Stock Awards

Name	Grant Date	Number of Shares or Units of Stock Not Yet Vested(1)	Market Value of Shares or Units of Stock Not Yet Vested(2)

Thomas E. Siering	5/14/2015 2/5/2014 5/29/2013	227,920 175,349 85,337	$1,846,152 $1,420,327 $691,230
William Roth	5/14/2015 2/5/2014 5/29/2013	227,920 175,349 85,337	$1,846,152 $1,420,327 $691,230
Brad Farrell	5/14/2015 2/5/2014 5/29/2013	118,707 63,841 25,601	$961,527 $517,112 $207,368
Rebecca B. Sandberg	5/14/2015 2/5/2014 5/29/2013	37,986 25,536 13,654	$307,687 $206,842 $110,597

(1)   The shares of restricted stock were granted pursuant to our Equity Incentive Plan and will vest in three equal annual installments beginning on the first anniversary of the grant date, so long as the named executive officer complies with the terms and conditions of his or her restricted stock award agreement.

(2)   The values in this column are based on the $8.10 closing market price of our common stock on the NYSE on December 31, 2015.

Stock Vested in 2015

The following table sets forth information concerning the shares of restricted stock held by our named executive officers that vested during the year ended December 31, 2015.

Stock Awards

Name	Vesting Date	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)

Thomas E. Siering	5/29/2015 2/5/2015	85,337 87,674	$912,253 $898,659
William Roth	5/29/2015 2/5/2015	85,337 87,674	$912,253 $898,659
Brad Farrell	5/29/2015 2/5/2015	25,601 31,920	$273,675 $327,180
Rebecca B. Sandberg	5/29/2015 2/5/2015	13,654 12,768	$145,961 $130,872

(1)   The values in this column are based on the $10.69 and $10.25 closing market price of our common stock on the NYSE on May 29, 2015 and February 5, 2015.

Potential Payments upon Termination or Change in Control

Our Equity Incentive Plan and the restricted stock award agreements with our named executive officers provide for accelerated vesting of any unvested restricted stock awards in the event of termination of service without cause or due to death, disability or retirement and, potentially, in connection with a change in control of our company. The following table sets forth estimates of the potential benefits to our named executive officers in connection with such circumstances, assuming such event occurred on December 31, 2015 and assuming our Compensation Committee exercised its discretion to accelerate vesting of unvested restricted stock awards upon a change in control. The actual payments due upon the occurrence of certain events could materially differ from the estimates provided in the table if such events occur on a different date.

Name	Value of Vesting Restricted Stock(1)

Thomas E. Siering	$3,957,709
William Roth	$3,957,709
Brad Farrell	$1,686,007
Rebecca B. Sandberg	$625,126

(1)  Comprised of all outstanding shares of restricted stock held by such named executive officer that had not vested as of December 31, 2015. The values in this column are based on the $8.10 closing market price of our common stock on the NYSE on December 31, 2015.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management of the company the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussion, the Compensation Committee recommends that the “Compensation Discussion and Analysis” be included in the company’s proxy statement for the 2016 Annual Meeting of Stockholders.

By the Compensation Committee:

E. Spencer Abraham, Chairman

James J. Bender

W. Reid Sanders

PROPOSAL 2: ADVISORY VOTE RELATING TO EXECUTIVE COMPENSATION

The SEC adopted rules pursuant to Section 951 of the Dodd-Frank Act that require public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals.

As more fully described under the sections of this proxy statement entitled “Executive Officers” and “Certain Relationships and Related Party Transactions,” we are externally managed by PRCM Advisors pursuant to the Management Agreement between us and PRCM Advisers and consequently, we do not have any employees and have not paid any cash compensation directly to any of our named executive officers. Each named executive officer’s compensation is comprised of cash compensation paid to them directly by the parent company of our external manager, Pine River, and equity awards granted by our company pursuant to our Equity Incentive Plan. The amount of cash compensation paid to each named executive officer is determined by and is the responsibility of Pine River and the amount of the equity awards granted to each named executive officer is determined by our Compensation Committee. For more information regarding our executive compensation, please see “Executive Officers” above.

We are required by Section 14A of the Exchange Act to seek an advisory vote from our stockholders to approve the compensation of our named executive officers listed under “Executive Officers” in this proxy statement. At the 2015 annual meeting of stockholders, we provided our stockholders with an opportunity to cast an advisory vote regarding our executive compensation. At that meeting, the stockholders strongly approved the proposal, with more than 94% of the votes cast voting in favor of the proposal. Similar to last year, at the 2016 Annual Meeting, we are asking you to vote “FOR” the adoption of the following resolution:

“RESOLVED: That the stockholders of the company approve, on a non-binding advisory basis, the compensation paid to the company’s executive officers, as disclosed in the company’s proxy statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis and related narrative discussions in the proxy statement.”

Because this say-on-pay vote is advisory in nature, it is not binding on us, our Board of Directors, our Compensation Committee, PRCM Advisers or Pine River. Our Board of Directors has determined that our company will hold an advisory vote on executive compensation on an annual basis until we hold the next vote regarding the frequency of stockholder votes on executive compensation, which is currently planned to be held at our annual meeting of stockholders in May 2017. The next advisory vote on executive compensation will also be held at our next annual meeting of stockholders in May 2017.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE RELATED TO EXECUTIVE COMPENSATION.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee. Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT AND AUDITOR FEES

Audit Committee Report

The Board of Directors has appointed an Audit Committee presently composed of independent directors Stephen G. Kasnet, W. Reid Sanders, and Hope B. Woodhouse. Mr. Kasnet serves as chairman of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the NYSE listing standards and SEC rules. The Board of Directors has determined that each of Mr. Kasnet and Ms. Woodhouse satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations promulgated by the SEC.

The Audit Committee’s responsibility is one of oversight as set forth in its charter, which is available on our website at www.twoharborsinvestment.com. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. Our independent registered public accounting firm is responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent registered public accounting firm for 2015.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, or PCAOB.

The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by the PCAOB regarding Ernst & Young LLP’s communication with the Audit Committee concerning independence, and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2015, be included in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC. The Audit Committee also has recommended the appointment of Ernst & Young LLP to serve as the company’s independent registered public accounting firm for the year ending December 31, 2016.

By the Audit Committee:

Stephen G. Kasnet, Chairman

W. Reid Sanders

Hope B. Woodhouse

Use of Audit Committee Report

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not “soliciting material,” is not deemed to be “filed” with the SEC, and is not to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act.

Auditor Fees

We retained Ernst & Young LLP to audit our consolidated financial statements for the years ended December 31, 2015. We also retained Ernst & Young LLP, as well as other accounting and consulting firms, to provide various other services in 2015.

The table below presents the aggregate fees billed to us for professional services performed by Ernst & Young LLP for the years ended December 31, 2015 and 2014:

	Year Ended December 31,
	2015	2014

Audit fees(1)	$1,177,210	$1,160,644
Audit-related fees(2)	518,400	272,975
Tax fees(3)	218,350	115,648
Total principal accountant fees	$1,913,960	$1,549,267

(1)

Audit fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, comfort letters to underwriters in connection with our registration statements and common stock offerings, attest services, consents to the incorporation of the Ernst & Young LLP audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(2)

Audit-related fees pertain to assurance and related services that are traditionally performed by the principal accountant, including accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews and consultation concerning financial accounting and reporting standard.

(3)

Tax fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

Auditor Services Pre-Approval Policy

The services performed by Ernst & Young LLP in 2015 were pre-approved by our Audit Committee in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all auditing and non-auditing services be reviewed and approved by the Audit Committee in advance of their formal initiation.

OTHER MATTERS

Meeting Matters

Our Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by our Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote on such matters in their discretion to the extent permitted by law.

Stockholder Proposals and Director Nominations for 2017 Annual Meeting

Our 2017 annual meeting is expected to be held on or about May 18, 2017. If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2017 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Two Harbors Investment Corp., 590 Madison Avenue, 36th Floor, New York, New York 10022, on or before November 30, 2016. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. We suggest such proposals be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

Stockholders may (outside of Rule 14a-8) nominate candidates for election to the Board of Directors or propose business for consideration at our 2017 annual meeting under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting; (ii) by or at the direction of our Board of Directors; or (iii) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, any such nomination or proposal must include the information required by our Bylaws. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2017 annual Meeting of Stockholders must notify us in writing of such proposal by November 30, 2016, but in no event earlier than October 31, 2016.

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, will be sent to any stockholder, without charge, upon written request to Two Harbors Investment Corp., Attention: Investor Relations, 590 Madison Avenue, 36th Floor, New York, New York 10022. You also may obtain our Annual Report on Form 10-K on the Internet at the SEC’s website, www.sec.gov, or on our website at www.twoharborsinvestment.com. Our 2015 Annual Report, which contains information about our business, but is not part of our disclosure deemed to be filed with the SEC, is also available on our website at www.twoharborsinvestment.com.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000279233_1 R1.0.1.25 TWO HARBORS INVESTMENT CORP. 590 Madison Avenue, 36th Floor New York, NY 10022 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 18, 2016. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 18, 2016. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 01 E. Spencer Abraham 02 James J. Bender 03 Stephen G. Kasnet 04 Lisa A. Pollina 05 William Roth 06 W. Reid Sanders 07 Thomas E. Siering 08 Brian C. Taylor 09 Hope B. Woodhouse The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Advisory vote on the compensation of our executive officers. 3. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2016. NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000279233_2 R1.0.1.25 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . TWO HARBORS INVESTMENT CORP. Annual Meeting of Stockholders May 19, 2016 9:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby authorizes and appoints Thomas E. Siering and Rebecca B. Sandberg, and each of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held at LaPlaya Beach & Golf Resort, 9891 Gulf Shore Dr., Naples, Florida 34108, on Thursday, May 19, 2016, at 9:00 a.m. Eastern Daylight Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the advisory vote on executive compensation, FOR ratification of the appointment of auditors, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the notice and proxy statement relating to the Annual Meeting of Stockholders. Continued and to be signed on reverse side